As filed with the Securities and Exchange Commission on January 8, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant	☒

Filed by a party other than the registrant	☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Comstock Funds, Inc.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)         Title of each class of securities to which transaction applies:
_______________________________________________________________________________________________

(2)         Aggregate number of securities to which transaction applies:
_______________________________________________________________________________________________

(3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________________________

(4)         Proposed maximum aggregate value of transaction:
_______________________________________________________________________________________________

(5)         Total fee paid herewith: $_______________

☐    Fee paid previously with preliminary materials:
        ______________________________________________________________________________________________________

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)         Amount previously paid: _____________________________________________________

(2)         Form, Schedule or Registration Statement No.:____________________________________

(3)         Filing Party:________________________________________________________________

(4)         Date Filed: _________________________________________________________________

Comstock funds, inc.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

Dear Shareholders of the Comstock Capital Value Fund:

I am writing to let you know that a special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the Comstock Capital Value Fund (“the Fund”), a series of Comstock Funds, Inc., a Maryland corporation (the “Company”), will be held on [ ] [ ], 2019, at [ ], Eastern, at the Fund’s offices at One Corporate Center, Rye, New York 10580-1422. The purpose of the Special Meeting is to consider and vote on two proposals relating to the Fund and the Company.

The Company currently operates as a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is the only series of stock of the Company currently outstanding. Recently, the portfolio managers for the Fund notified Gabelli Funds, LLC, the investment adviser to the Fund (the “Adviser”), that each intends to retire as the portfolio manager of the Fund. In addition, the Fund has experienced persistent and continued net outflows and, as a result, the Fund’s asset size has made it difficult to continue to operate the Fund at the current expense ratio, consistent with its investment objective and strategy.

The Adviser explored with the Board of Directors (the “Board”) various available alternatives, including replacing the current portfolio managers, modifying the Fund’s investment strategy, reorganizing the Fund with another mutual fund in the Adviser’s fund complex, and liquidating and dissolving the Fund. After considering all of the information available to it, the Board determined that continuing the Fund at its current size would not be in the best interest of the Fund and its shareholders. The Board also noted that the Fund had accumulated valuable capital loss carryforwards and that the capital loss carryforwards would be lost if the Fund was liquidated. Further, the Board noted that, if possible, capital loss carryforwards should be utilized for the benefit of Fund shareholders. The Board carefully analyzed a proposal to change the nature of the Fund’s business from a mutual fund to that of an operating company (the “Conversion Proposal”). The Board took into consideration that under the Proposal, the Fund would have an opportunity to utilize the accumulated capital loss carryforwards. The operating company would seek to make investments in one or more operating businesses in which it would hold at least a majority voting interest, and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Board concluded that such investments may provide an opportunity to generate shareholder value by utilizing the accumulated capital loss carryforwards and would further the interests of Fund shareholders.

In analyzing the Conversion Proposal, the Board took into consideration the fact that if the Fund was to cease operating as a mutual fund, shareholders would no longer have the right to redeem their shares at the then current net asset value and shareholders would only be able to obtain liquidity for their shares if a secondary trading market develops. At this time, it is expected that shares of the Fund would be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). Furthermore, the Adviser to the Fund would no longer manage the Fund’s assets and the Board would need to establish a management structure to manage the operating company. The Board also considered the fact that even if the Fund was to convert to an operating company, there is no guarantee that the operating company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards.

After careful consideration, the Board approved the Conversion Proposal. In connection with the Conversion Proposal, the Board also considered certain amendments to the charter of the Company to provide for the conversion of all outstanding shares of the Fund into a single new class of common stock of the Company and to delete provisions in the charter that relate to the Company’s operations as a mutual fund but that will not be necessary or appropriate in the charter of an operating company. After careful consideration, the Board declared the amendment and restatement of the charter of the Company advisable (the “Amendment Proposal”). The Board recommends that you vote “FOR” the Conversion Proposal and the Amendment Proposal. Please review the proxy statement and other attached materials, and promptly authorize a proxy to vote your shares.

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,

/s/ [ ]

[ ]
[ ]
Gabelli Funds, LLC

Comstock funds, inc.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on [ ] [ ], 2019

Dear Shareholder,

Notice is hereby given that a special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the Comstock Capital Value Fund, (the “Fund”), a series of the Comstock Funds, Inc., a Maryland corporation (the “Company”), will be held on [Day of the Week], [Month] [Date], 2019, at [Time], Eastern, at the Fund’s offices at One Corporate Center, Rye, New York 10580-1422, to consider and vote upon:

1.          The approval of a change in the nature of the Company’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”);

2.          The approval of the [amendment and restatement] of the charter of the Company to convert all outstanding shares of stock of the Fund into a single new class of common stock and to delete provisions in the charter relating to the 1940 Act, all as more fully described in the accompanying proxy statement; and

3.          Such other business, including adjournments, as may properly come before the Special Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The close of business on January [Date], 2019, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The Fund is the only outstanding series of stock of the Company.

Your vote is important. Please authorize your proxy as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website or by attending the Special Meeting and voting in person. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

By order of the Board of Directors of the Fund,

/s/ Andrea R. Mango

Andrea R. Mango
Secretary

January [ ], 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [Month] [ ], 2019.

This Notice of Special Meeting, Proxy Statement, and form of proxy are available at www.proxyvote.com. Shareholders should follow the online instructions to access voting instructions. The most recent Annual and Semiannual Reports for the Fund are available at www.gabelli.com and the website of the Securities and Exchange Commission at www.sec.gov. For more information, shareholders may contact the Fund at (800) GABELLI (422-3554).

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing voting instruction cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instruction card properly.

1.	INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR telephone/internet voting

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

1

QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposal in the Proxy Statement, in a question and answer format, to help you understand and vote on the proposal.

Q:	Why am I receiving this Proxy Statement?

A:	You are receiving this Proxy Statement in connection with the Special Meeting of the Fund. The following proposals will be considered and voted upon by shareholders of the Fund:

•	Approval of a change in the nature of the Company’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”) (the “Conversion Proposal”).

•	The approval of the amendment and restatement of the charter of the Company to convert all outstanding shares of stock into a single new class of common stock and to delete provisions in the charter relating to the 1940 Act, all as more fully described herein (the “Amendment Proposal” and, together with the Conversion Proposal, the “Proposals”).

Q:	Why am I being asked to vote on the Proposals?

A:	As a shareholder, you have the right to vote on major policy decisions, such as outlined in this Proxy Statement. This Proxy Statement explains the changes contemplated, why the Board believes such changes are appropriate and in the best interests of shareholders, and what will happen to the Fund if shareholders approve the Proposals.

Q:	Why is the Board recommending this course of action?

A:	The Fund currently operates as a mutual fund registered under the 1940 Act and is the only outstanding series of stock of the Company. Recently, the portfolio managers for the Fund notified Gabelli Funds, LLC, the investment adviser to the Fund (the “Adviser”), that each intends to retire as the portfolio manager of the Fund. In addition, the Fund has experienced persistent and continued net outflows and as a result, the Fund’s asset size has made it difficult to continue to operate the Fund at the current expense ratio, consistent with its investment objective and strategy.

The Adviser explored with the Board of Directors (the “Board”) various available alternatives, including replacing the current portfolio managers, modifying the Fund’s investment strategy, reorganizing the Fund with another mutual fund in the Adviser’s fund complex, and liquidating and dissolving the Fund. After considering all of the information available to it, the Board determined that continuing the Fund at its current size would not be in the best interest of the Fund and its shareholders. The Board also noted that the Fund had accumulated valuable capital loss carryforwards and that the capital loss carryforwards would be lost if the Fund was liquidated. Further, the Board noted that, if possible, capital loss carryforwards should be utilized for the benefit of Fund shareholders. The Board carefully analyzed a proposal to change the nature of the Fund’s business from a mutual fund to that of an operating company. The Board took into consideration that under the Conversion Proposal, the Fund would have an opportunity to utilize the accumulated capital loss carryforwards. The operating company would seek to make investments in one or more operating businesses in which it would hold at least a majority voting interest, and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Board concluded that such investments may provide an opportunity to generate shareholder value by utilizing the accumulated capital loss carryforwards and would further the interests of Fund shareholders.

In analyzing the Conversion Proposal, the Board took into consideration the fact that if the Fund was to cease operating as a mutual fund, shareholders would no longer have the right to redeem their shares at the then current net asset value. Furthermore, the Adviser to the Fund would no longer manage the Fund’s assets and the Board would need to establish a management structure to manage the operating company. The Board also considered the fact that even if the Fund was to convert to an operating company, there is no guarantee that the operating company will be able to make acquisitions that would generate sufficient income or realize gains in

2

order to maximize its utilization of the accumulated capital loss carryforwards.

After careful consideration of the foregoing information, the Board, unanimously, voted to approve the Conversion Proposal. In connection with the Conversion Proposal, the Board also considered certain amendments to the charter of the Company to provide for the conversion of all outstanding shares of the Fund into a single class of common stock of the Company and to delete provisions in the charter that relate to the Company’s operations as a mutual fund but that will not necessary or appropriate in the charter of an operating company. After careful consideration, the Board declared the amendment and restatement of the charter of the Company advisable.

Q:	If the Conversion Proposal is approved, what will be the Fund’s investment strategy?
A:	If the Conversion Proposal is approved, the Fund will seek returns primarily from the performance of one or more operating businesses in which it would hold at least a majority voting interest and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. If the Conversion Proposal is approved, the Fund will no longer be a passive investor but will be able to participate more directly and extensively in the management of its investments. In addition, the Fund may continue to invest a limited percentage of its total invested assets in investment securities, so long as the extent of such investing is consistent with exclusion of the Fund from the definition of investment company under the 1940 Act. The Fund may also invest in U.S. government securities. There can be no assurance, however, that as an operating company the Fund will be successful in acquiring operating businesses or in producing earnings or realizing gains in order to maximize the utilization of its accumulated capital loss carryforwards, or that the Fund’s participation in the management of operating businesses will be beneficial to such businesses. The federal tax rules applicable to the utilization of the accumulated capital loss carryforwards may impose further restrictions on the utilization of the capital loss carryforwards.

Q:	What are the risks associated with a conversion to an operating company?
A:	There are several risk factors associated with converting to an operating company, including the following:

•	Limited Experience: the Fund has limited experience in acquiring or developing businesses. In addition, while it is not expected that the Fund will be limited in the types of companies or industries it can invest in, the Fund has limited experience in managing businesses and as a result, there can be no assurance that the Fund will be able to implement its investment strategy or if implemented, that it will be successful.

•	Illiquid Investment and Concentration of Investments: Currently, Fund shareholders may redeem shares of the Fund on any day the New York Stock Exchange is open for trading, at the Fund’s then current net asset value (NAV). However, if the Conversion Proposal is approved, the Fund’s shares would no longer be redeemable at NAV and instead would be quoted on a secondary market, at the then prevailing market price. There is no guarantee that a liquid secondary market will develop for Fund shares or that Fund’s shares will trade at NAV; in fact shares of the Fund may trade at a substantial discount to NAV.

The Fund’s current investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund follows a value oriented investment strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. However, if the Conversion Proposal is approved, until the SEC issues a de-registration order, the Fund will hold only cash and cash equivalents and will not invest in other securities permitted by its current prospectus. Once the SEC issues the de-registration order, it is anticipated that the Fund’s investments will be generally concentrated in a few operating businesses which may be illiquid and have limited operating histories. A failure of any such business is likely to have a material adverse effect on the Fund and its shareholders.

The Fund anticipates that it make take up to three years to identify and acquire operating businesses,

3

and there is no guarantee that the Fund’s current net assets will be sufficient to acquire operating businesses of a size that may be able to generate sufficient income or generate gains in order to maximize the utilization of its accumulated capital loss carryforwards. Further, costs associated with the acquisition of the operating businesses are likely to be higher than brokerage costs associated with acquiring stocks.

If, within three years, the Fund cannot invest at least 75% of the Fund’s net asset value as of the date of the implementation of the Conversion Proposal, the Board will liquidate the Fund and distribute the net proceeds to the shareholders.

•	Federal Tax Treatment: Currently, the Fund has qualified for and elected tax treatment as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund needs to limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities of a single issuer, two or more controlled issuers engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.

If the Conversion Proposal is approved and the Fund implements the changes contemplated under the Conversion Proposal, the Fund would cease to be taxed as a RIC and instead would be taxed as a C-corporation. If taxed as a C-corporation for federal income tax purposes, the Fund’s total net income would be subject to federal taxation at the corporate level. However, dividend income received from qualifying companies would be subject to a dividends received deduction. To the extent that such income is distributed to shareholders, such distributions may also be subject to taxation at the shareholder level as ordinary income (generally, dividends) or as long-term capital gains (return of capital exceeding the shareholder’s tax basis on shares held for longer than one year) and the Company would not be entitled to a deduction for such distributions, as it is as a RIC.  In addition, if the Company ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

In addition, as a RIC, the Company is required to distribute substantially all of its income each year to shareholders.  After the Company ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to declare dividends and make distributions, if any, to shareholders will be made by the Board.  Although no determination has yet been made as to the Company’s distribution policy, in the event this Conversion Proposal is approved, it is likely that the Board will determine that all of the Company’s working capital is required for its operations and that, accordingly, no distributions should be made for the foreseeable future.  In that event, and for so long as such policy is in place, shareholders would receive no current income from their investment in the Company. Although it is noted that the Company has not made a distribution to shareholders since 2009.

Implementation of the Conversion Proposal and disqualification for tax treatment as a RIC is not expected itself to constitute a taxable event for the Fund or its shareholders, but there are no plans to seek a ruling from the Internal Revenue Service or an opinion from tax counsel to such effect. The Fund expects that the implementation of the Conversion Proposal will not cause it to incur the 4% nondeductible excise tax under Code Section 4982 imposed on RICs that do not make sufficient distributions in a calendar year, but there can be no assurances regarding this excise tax.

•	Management of the Fund: The Adviser currently oversees investment operations for the Fund. The Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”) and serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $23.2

4

billion as of September 30, 2018. If the Conversion Proposal is approved, the investment advisory agreement would be terminated and the Adviser would cease acting as an investment adviser to the Fund and the Fund would be managed by an operating group determined by the Board. At this time, it is anticipated that the operating group would be comprised of Francis J. Conroy, Kevin Handwerker and David Goldman, each an affiliate of the Adviser. If the Conversion Proposal is approved, there is no guarantee that the operating group will be able to successfully implement the proposed business plan.

•	Accumulated Capital Loss Carryforwards: As previously noted, the Board took into account the Fund’s accumulated capital loss carryforwards when considering and approving the Conversion Proposal. Nonetheless, there is no guarantee that the operating company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards. The federal tax rules applicable to the utilization of the accumulated capital loss carryforwards may impose further restrictions on the utilization of the capital loss carryforwards.

•	The Fund will no longer be subject to the 1940 Act. The Fund is currently subject to extensive regulation under the 1940 Act. If the Conversion Proposal is approved and the Fund ceases to operate as a mutual fund, the Fund will no longer be subject to restrictions under the 1940 Act. For example, Section 18(f)(1) of the 1940 Act prohibits a mutual fund from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. If the Conversion Proposal is approved and the Fund ceases to operate as a mutual fund, the Fund would not be subject to the 300% restriction if it determines to borrow funds.

In addition, the 1940 Act imposes restrictions on the Fund’s ability to engage in transactions with affiliated persons, including directors and officers of the Fund, the Fund’s investment manager and its affiliates and other affiliated companies, unless such transactions are exempted by the SEC. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.

If the Proposals are approved and the Fund ceases to operate as a mutual fund, it will not be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons.  While such transactions may involve increased risk to shareholders as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility in managing the Fund’s business and to provide financial assistance to the Fund.

Q:	Who will manage the Fund if the Proposals are approved?

A:	Once the Proposals is approved and implemented, the Fund would cease to meet the definition of investment company under the 1940 Act, and would de-register as a mutual fund. At that point, the investment advisory agreement with the Adviser will be terminated and the Fund will be managed by an operating group. The following individuals are expected to serve as the executive officers of the operating company: Francis J. Conroy, Kevin Handwerker and David Goldman. For more information on the executive officers, see Management of the Fund-Executive Officers.

Q:	Will the Fund’s expenses be affected by the proposed changes?

A:	Yes. Instead of paying an investment management fee to the Adviser, it is estimated that the Company will pay an administration fee of no more than $150,000 per year in connection with the management and operation of its business. The administration fee would be paid to Associated Capital Group, Inc., an affiliate of the Adviser, pursuant to an administration agreement approved by the Board. At this time, it is not anticipated that the overall expenses of the Fund will increase. For your reference, included as Exhibit A to this Proxy Statement, we have included a table comparing the current and pro forma fees (with the required examples), using the format prescribed in Form N-1A under the 1940 Act.

5

Q:	Will the Board’s composition change if the Proposals are approved?
A:	Once the Company ceases to meet the definition of investment company under the 1940 Act and de-registers as a mutual fund, it is anticipated that the current Directors will resign and Mario J. Gabelli, Marc Gabelli and Christopher J. Marangi will serve as directors of the Fund.

Q:	Will the Fund pay for the Proxy Statement and related costs?
A:	No. The Adviser or an affiliate will bear the costs, fees and expenses incurred by the Fund in connection with the proxy solicitation.

Q:	If the Proposals are approved, when will the conditions under the Conversion Proposal take effect?
A:	If the Proposals are approved it is expected that the Fund would convert its current holdings to cash and cash equivalents, de-register as an investment company and cease to operate as a mutual fund in the second quarter of 2019. Until the SEC issues a de-registration order, the Fund will continue to hold only cash and cash equivalents and will not invest in other securities permitted by its current prospectus. Upon issuance of the de-registration order, the investment policies will cease to be effective and will no longer control the Fund’s affairs. Implementing the Fund’s new business strategy of investing in operating companies is likely to take much longer; in fact it may take the Fund several years to implement the proposed business strategy. In addition, there are no assurances that the business strategy will be successfully implemented.

Q:	Will the Fund’s name change?
A:	Yes. The Fund will cease to exist as a series of the Company and the Company will be renamed “The New Comstock Fund, Inc.”

Q:	Will the Fund’s corporate structure or my rights as a shareholder of the Fund change if the Proposals are approved?
A:	Currently, the Fund offers four separate classes of shares: Class AAA, Class A, Class C and Class I. Each class has different costs associated with buying, selling, and holding Fund shares. However, aside from the varying costs associated with each class of shares, the shareholder rights that each class of shares carries are identical. Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares held. All shares of the Fund have equal voting rights and are voted in the aggregate, and not by series or class, unless required otherwise by law. If the Proposals are approved, each outstanding share of each class of the Fund will be converted into a number of shares of a single new class of common stock of the Company having the same aggregate net asset value as the net asset value of the converted share. The Fund will cease to exist as a series of the Company and it is expected that the Company would offer only a single class of shares because, unlike a mutual fund, it will no longer be necessary for the Company to offer shares in series and classes varying by cost associated with buying, selling, and holding shares. As an operating company, shares of common stock of the Company will not be redeemable by the shareholders and the Company expects that shareholders will have limited or no liquidity in their shares for the foreseeable future.

Q:	What will happen if the Proposals are not approved?
A:	If the Proposals are not approved, the Board will meet with the Adviser to consider further alternatives, which may include liquidating the Fund.

Q:	What will happen if the Company is unsuccessful in identifying appropriate operating business investments?
A:	If, within three years, the Company cannot invest at least 75% of the Company’s net asset value as of the date of the implementation of the Proposal, the Board expects to propose the dissolution of the Company to the shareholders and, if approved by the shareholders, the Company will liquidate and distribute the net proceeds to the shareholders.

Q:	How does the Board recommend that I vote with respect to the Proposals?
A:	After careful consideration, the Board recommends that you vote FOR the Proposals.

Q:	How do I vote my shares?
A:	Please complete the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by

6

mail, you may authorize a proxy to vote your shares by telephone or the Internet. You may also attend the Special Meeting and vote in person. To authorize a proxy to vote your shares by telephone or the Internet, please follow the instructions listed on the proxy card.

Q:	Whom should I call for additional information about the Proxy Statement?
A:	If you have any questions about the Proposal or need assistance voting your shares, you may call Gabelli Funds at (800) GABELLI (422-3554).

7

[Month] [ ], 201[ ]

Comstock funds, inc.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

SPECIAL MEETING OF SHAREHOLDERS
To be held on [ ] [ ], 2019

PROXY STATEMENT

This is a Proxy Statement for the Comstock Capital Value Fund (the “Fund”). Proxies for a special meeting of shareholders of the Fund (together with any adjournments or postponements thereof, the “Special Meeting”) are being solicited by the Board of Directors (the “Board,” “Board of Directors” or the “Directors”) of the Fund to consider and vote on the Proposal described below. The Special Meeting will be held at the offices of the Fund at One Corporate Center, Rye, New York 10580-1422, on [Day], [Month] [ ], 2019, at [ ], Eastern. At the Special Meeting, shareholders will consider and vote upon:

1.	The approval of a change in the nature of the Fund’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”) (the “Proposal”); and

2.	The approval of the [amendment and restatement] of the charter of the Company to convert all outstanding shares of stock of each class into a single new class of common stock and to delete provisions in the charter relating to the 1940 Act, all as more fully described herein; and

3.	Such other business, including adjournments, as may properly come before the Special Meeting.

The Proxy Statement, Notice of Special Meeting, Notice of Internet Availability of Proxy Materials and the proxy card(s) are first being mailed to shareholders on or about January [22], 2019. All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of common stock (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by attending the Special Meeting and voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary, Comstock Funds, Inc., One Corporate Center, Rye, New York 10580-1422). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Shares of the Fund through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders of record or their duly appointed proxy holders can attend the Special Meeting. Photographic identification and proof of ownership will be required for admission to the Special Meeting. If a broker or other nominee holds your Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting has been fixed as of the close of business on January [ ], 2019 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered

8

in his or her name. The Fund is the only outstanding series of stock of the Company. As of the Record Date, the following number of Shares was outstanding and entitled to be voted:

Fund	Number of Shares
Comstock Capital Value Fund	[ ]

You should read the entire Proxy Statement before voting. If you have any questions, you may call Gabelli Funds at (800) GABELLI (422-3554).

Your voting instructions on the Proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations.

You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

The most recent Annual and Semiannual Reports for the Fund, including financial statements, have been previously furnished to shareholders and are incorporated by reference into this Proxy Statement. If you would like to receive additional copies of these reports free of charge, please write to the Comstock Funds, Inc., at One Corporate Center, Rye, New York 10580-1422, call (800) GABELLI (422-3554) or go to www.gabelli.com. The reports also are available on the Fund’s website at www.gabelli.com and the website of the Securities and Exchange Commission at www.sec.gov.

9

PROPOSAL 1: to approve a change in the nature of the Fund’s business to cease to be an investment company under the Investment Company Act of 1940, and de-register as a registered investment company with the Securities and Exchange Commission

At an in-person meeting held on November 14, 2018, the Board of Directors (the “Board,” the “Board of Directors” or the “Directors”), unanimously approved the Conversion Proposal.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholders of the Fund must also approve changes contemplated under the Conversion Proposal. Therefore, the Board has called a special meeting (together with any adjournments or postponements thereof, the “Special Meeting”) to present the Proposal to shareholders of the Fund. The Fund is the only outstanding series of stock of the Company.

Background

The Conversion Proposal relates to the Company ceasing to be an investment company including, converting its current holdings to cash and cash equivalents, and de-registering as an investment company with the Securities and Exchange Commission (“SEC”) under the 1940 Act (the “De-registration”).  By voting FOR the De-registration, you will be agreeing to the Fund’s plan to operate businesses directly or through companies in which the Company has at least a majority voting interest, and to the Company seeking approval of the SEC to de-register as an investment company under the 1940 Act.  If the Conversion Proposal is approved, the Company intends to continue to have its shares trade on a secondary market as a single class of common stock. At this time, it is expected that shares of the Company would be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).

Gabelli Funds, LLC, the investment adviser to the Fund (the “Adviser”), explored with the Board various available alternatives, including replacing the current portfolio managers, modifying the Fund’s investment strategy, reorganizing the Fund with another mutual fund in the Adviser’s fund complex, and liquidating and dissolving the Fund. After considering all of the information available to it, the Board determined that continuing the Fund at its current size would not be in the best interest of the Fund and its shareholders. The Board also noted that the Fund had accumulated valuable capital loss carryforwards and that the capital loss carryforwards would be lost if the Fund was liquidated. Further, the Board noted that, if possible, capital loss carryforwards should be utilized for the benefit of Fund shareholders. The Board carefully analyzed the Conversion Proposal to change the nature of the Fund’s business from a mutual fund to that of an operating company. The Board took into consideration that under the Conversion Proposal, the Fund may have an opportunity to utilize the accumulated capital loss carryforwards. The operating company would seek to make investments in one or more operating businesses in which it would hold at least a majority voting interest, and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Board concluded that such investments may provide an opportunity to generate shareholder value by utilizing the accumulated capital loss carryforwards and would further the interests of Fund shareholders.

In analyzing the Conversion Proposal, the Board took into consideration the fact that if the Company was to cease operating as a mutual fund, shareholders would no longer have the right to redeem their shares at the then current net asset value. Furthermore, the Adviser to the Fund would no longer manage the Fund’s assets and the Board would need to establish a management structure to manage the operating company. The Board also considered the fact that even if the Company was to convert to an operating company, there is no guarantee that the operating company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards.

Implementation of the Conversion Proposal

De-registration. If the Conversion Proposal is approved, the Company would convert its current holdings to cash and cash equivalents and when less than 40% of the value of the Company’s total assets (exclusive of government securities and cash) constitutes “investment securities” (as defined in Section 3(a)(2) of the 1940 Act), the Company will file an application with the SEC for a De-registration Order. After reviewing the application, the SEC can require the Company to supply additional information, which may result in one or more amendments to the application. The SEC can, on its own motion or on the motion of any interested party, order a public hearing on the

10

application. It cannot be stated with certainty whether the SEC will grant the Company’s application, and the Company anticipates that it may take several months or longer from the date of filing of the application to obtain a De-registration Order.  Until the SEC issues a De-registration Order, the Company will continue to be registered as an investment company and will continue to be restricted by its fundamental investment restrictions. After issuance of a De-registration Order, the 1940 Act will no longer apply to the Company’s affairs and its investment objective and investment restrictions will become subject to the discretion of the Board, which will be responsible for determining the investment focus of the Company.

Effects of the De-registration. As a registered investment company, the Company is subject to extensive regulation under the 1940 Act.  The 1940 Act, among other things:

i.	regulates the composition of the Board;

ii.	regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights, and warrants;

iii.	prohibits certain transactions between the Fund and affiliated persons, including directors and officers of the Fund or affiliated companies;

iv.	regulates the issuance of common stock at less than NAV;

v.	regulates the form, content, and frequency of financial reports to shareholders;

vi.	requires the Fund to report its assets at their fair value rather than at cost in financial reports;

vii.	requires that the Fund file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information;

viii.	prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its shareholders;

ix.	prohibits pyramiding of investment companies and the cross ownership of securities;

x.	provides for the custody of securities and bonding of certain employees;

xi.	prohibits voting trusts;

xii.	provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization;

xiii.	regulates the manner in which repurchases of shares may be effected;

xiv.	regulates plans of reorganization;

xv.	provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and

xvi.	creates a right in private persons to bring certain actions in Federal courts to enforce compliance with the 1940 Act. Upon De-registration, the Company would no longer be subject to the foregoing regulations, all of which are designed to protect the interests of the shareholders.

Investment Advisory Agreement. If the Proposal is approved, the Company ceases to meet the definition of investment company under the 1940 Act, and de-registers as a mutual fund, the investment advisory agreement between the Fund and the Adviser would terminate, and thereafter the Company would be internally managed by its newly appointed executive officers and other new employees or agents.  See “Management of the Company-Executive Officers” for information on the executive officers.

11

Becoming an operating company. Upon effectiveness of the De-registration Order, the Company would become an operating company.  As an operating company, the Company’s shares are expected to be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). It is not expected that the Company will have any reporting obligations or will be required to issue periodic reports to shareholders under the Securities Exchange Act of 1934, as amended (“1934 Act”), as it should be able to rely on available 1934 Act reporting exemptions.

If the Proposal is approved, shareholders will have fundamentally changed the nature of their investments and their rights will be different from their current rights as shareholders of the Company. These changes may entail greater risks that could adversely affect the frequency and amount of distributions made to shareholders, the value of the Company’s shares, its regulatory and disclosure obligations, its exposure to interest rate fluctuations and the types and degree of leverage it uses. Additionally, changes will occur as a result of implementation of the Proposal that will affect the financial condition and results of operations of the Company.

Operating as an Operating Company

Investment Strategy. Once the Company has fully implemented its investment strategy, the Company will operate businesses directly or through companies in which the Company has at least a majority voting interest and that may provide income or increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Company currently anticipates that it will invest a substantial portion of its assets in businesses located in the United States, which the Company believes are relatively undervalued.

Operating Expenses. Instead of paying an investment management fee to the Adviser, it is estimated that the Company will pay an administration fee of no more than $150,000 per year in connection with the management and operation of its business. The administration fee would be paid to Associated Capital Group, Inc., an affiliate of the Adviser, pursuant to an administration agreement approved by the Board.

Management

Board of Directors. The Board of Directors is currently comprised of the below individuals. If the Proposal is approved, the Company ceases to meet the definition of investment company under the 1940 Act and de-registers as a mutual fund, it is anticipated that the current Directors would resign and Mario J. Gabelli, Marc Gabelli and Christopher J. Marangi will join the Board of the Company, biography for each is provided below.

Name, Position(s), Address (1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years

INTERESTED DIRECTORS(4):
Charles L. Minter Director and Portfolio Manager Age: 76	Since 1987	1	Portfolio Manager for Gabelli Funds, LLC	—

Henry G. Van der Eb(5) Chairman of the Board Age: 73	Since 2000	2	Senior Vice President of GAMCO Investors, Inc.; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; President and CEO of The GAMCO Mathers Fund	—

12

Name, Position(s), Address (1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years

INDEPENDENT DIRECTORS(6):
Anthony S. Colavita (7) Director Age: 57	Since 2009	23	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Anthony R. Pustorino Director Age: 93	Since 2000	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder Director Age: 78	Since 2000	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation.

(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with the Fund’s Adviser.

(5)	Address: 2801 Lakeside Drive, Suite 201, North Bannockburn, IL 60015-1293.

(6)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.

(7)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex.

Directors of the Fund if the Proposal is approved and the Fund de-registers as an investment company

Mario J. Gabelli has served as Executive Chairman of Associated Capital Group, Inc. ("Associated Capital") since the spin-off transaction from GAMCO Investors, Inc. ("GAMCO") was completed on November 30, 2015. Mario J.

13

Gabelli has served as Chairman, Chief Executive Officer, Chief Investment Officer—Value Portfolios and a director of GAMCO since November 1976. In connection with those responsibilities, he serves as director or trustee of registered investment companies managed by GAMCO and its affiliates. Mario J. Gabelli also serves as the Chief Executive Officer and Chief Investment Officer of the Value Team of GAMCO Asset Management Inc., GAMCO's wholly owned subsidiary. Mario J. Gabelli has served as Chairman of LICT Corporation (''LICT''), a public company engaged in broadband transport and other communications services, from 2004 to the present and has been the Chief Executive Officer of LICT since December 2010. He has also served as a director of CIBL, Inc., a holding company with operations in broadcasting and telecommunications that was spun-off from LICT in 2007, from 2007 to the present, and as the Chairman of Morgan Group Holding Co., a public holding company, from 2001 to the present. Mario J. Gabelli was the Chief Executive Officer of Morgan Group Holding Co. from 2001 to November 2012. He has served as a director of ICTC Group, Inc., a rural telephone company serving southeastern North Dakota from July 2013 to the present. In addition, Mario J. Gabelli is the Chief Executive Officer, a director and the controlling shareholder of GGCP, a private company which owns a majority of the GAMCO Class B Stock and the Associated Capital Class B Stock through GGCP Holdings, LLC, and the President of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. Mario J. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a Trustee of Boston College and Trustee of Roger Williams University. He also serves as Director of The Winston Churchill Foundation, The E. L. Wiegand Foundation, The American-Italian Cancer Foundation and The Foundation for Italian Art & Culture. He is also Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mario J. Gabelli also serves as Co-President of Field Point Park Association, Inc.

Marc Gabelli has served as President and a director of GGCP since GAMCO’s initial public offering in February 1999 and was a director of GAMCO from November 2014 until May 2016. In addition, Mr. Gabelli is currently a director of Associated Capital. He served as President of Associated Capital from completion of the spin-off transaction from GAMCO on November 30, 2015 until November 2016. His focus is global, catalyst-driven value investing across all market capitalizations and industry sectors. His portfolio assignments have included hedge fund management since 1990 and traditional asset management since 1994. He has managed several Morningstar five star mutual funds and a Lipper #1 ranked global equity mutual fund in the United States. He helped lead GAMCO’s initial public offering, built the hedge fund platform of Associated Capital’s indirect wholly-owned subsidiary, Gabelli & Partners, LLC, and expanded the business internationally, opening the GAMCO London and Tokyo offices. Marc Gabelli has also served as Chief Executive Officer of Gabelli Securities International Ltd. since 1994, Chairman of The LGL Group, Inc. since 2004, Managing Partner of Horizon Research since 2013, Managing Member of Commonwealth Management Partners LLC since 2008, Director and Managing Partner of GAMA Funds Holdings GmbH since 2009, and a director of LICT since March 2017. Marc Gabelli started his investment career in arbitrage at Lehman Brothers International. He holds an M.B.A. from the Massachusetts Institute of Technology (MIT) Sloan School of Management, and a B.A. from Boston College. He is a member of the New York Society of Securities Analysts. Marc Gabelli has been registered since 2011 with the FCA to undertake the controlled functions of a CF1 Director and CF3 Chief Executive. He is involved with various educational charities in the United States and Europe. Marc Gabelli is a son of Mario J. Gabelli.

Christopher J. Marangi is a Managing Director and Co-Chief Investment Officer of GAMCO Investor, Inc.’s Value team and a portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. He joined Gabelli Funds, LLC in 2003 as a research analyst covering the media and entertainment and business services sectors. Previously, he evaluated and executed private equity investments at Wellspring Capital Management. Prior to that, he was an investment banker with J.P. Morgan & Co. Mr. Marangi is a graduate magna cum laude of Williams College and holds an M.B.A. from Columbia University Graduate School of Business.

Executive Officers. The current officers of the Fund are listed below. If the Proposal is approved, the Fund ceases to meet the definition of investment company under the 1940 Act and de-registers as a mutual fund, the investment advisory agreement will terminate soon thereafter and the Fund will become internally managed. As a result, the current officers would resign and Francis J. Conroy, Kevin Handwerker and David Goldman will become the new officers of the Fund, biography for each is provided below.

14

Name, Position(s), Address (1) and Age	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 66	Since 2000	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of funds within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Carolyn Matlin Vice President Age: 61	Since 1987	Vice President, Gabelli Funds, LLC, since 2000

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

Officers of the Fund if the Proposal is approved and the Company de-registers as an investment company

Francis J. Conroy joined Associated Capital Group, Inc. as its Interim Chief Financial Officer in November 2017. He has also served as Special Assistant to the Chief Operating Officer of GGCP, Inc. since June 2017 and as its Secretary since March 2018. Previously, Mr. Conroy joined KKR Prisma (formerly known as Prisma Capital Partners LP) in 2004 at its inception and served as its Chief Operating Officer. At KKR Prisma, he was a member of its Investment Committee and served as Chief Compliance Officer from 2004 to 2011. For the prior five years, he was the chief financial officer of Mezzacappa Management LLC, a registered investment adviser that manages fund-of-funds. Mr. Conroy has also held positions with Lazard Frères & Co. LLC, McKinsey & Company, Inc., Catalyst Energy Corporation and Arthur Andersen & Co. He is a certified public accountant and holds a B.S. from Fordham University and an M.B.A. from Harvard Business School.

15

Kevin Handwerker has served as Executive Vice President, General Counsel and Secretary of the Associated Capital Group since December 2015. Mr. Handwerker has also served as Executive Vice President, General Counsel and Secretary of GAMCO since November 2013. Mr. Handwerker was Managing Director at Neuberger Berman LLC from 2000 through October 2013. Previously, Mr. Handwerker held senior positions in National Financial Partners Corp. and J.P. Morgan Investment Management Inc. He began his law career at Shearman & Sterling LLP, representing financial institutions and other entities in public and private financings, mergers and acquisitions and merchant banking transactions. Mr. Handwerker received his J.D. from Fordham University School of Law after earning his B.S. in Accounting, summa cum laude, from the State University of New York at Albany.

David M. Goldman is Vice President, Corporate Development, and General Counsel of Gabelli Funds, LLC. Prior to joining the Firm in 2011, Mr. Goldman worked since 2008 as a Director at Deutsche Asset Management, the retail asset management division of Deutsche Bank. Previously, he was with Bankers Trust – Alex Brown from 1998, prior to its acquisition by Deutsche Bank. Mr. Goldman completed his undergraduate studies at Indiana University where he received a B.S. in Accounting. He is also a graduate of the University of Maryland School of Law and holds an L.L.M. in Securities Regulation from Georgetown University School of Law.

Directors — Leadership Structure and Oversight Responsibilities

If the Proposal is approved, the Company ceases to meet the definition of investment company under the 1940 Act, and de-registers as a mutual fund, Board leadership structure and the standing committees for the Company will be reconstituted in light of the rules and regulations applicable to the Company as an operating company.

Director and Officer Compensation

If the Proposal is approved, and the company is successful in de-registering as a mutual fund, the Company will not pay the Directors or officers any compensation.

Reports and Annual Meetings. As an operating company, the Company’s shares are expected to be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). It is not expected that the Company will have any reporting obligations or will be required to issue periodic reports to shareholders under 1934 Act.

Tax Status. The Company has qualified for and elected tax treatment under subchapter M of the Code as a RIC. A RIC, unlike an ordinary corporation, pays no federal income taxes on that portion of its annual income distributed to shareholders, provided that at least 90% of such income is so distributed.  As a consequence of this special tax treatment, a RIC is required to act largely as a passive investment vehicle, limited in its scope of permissible investments and in its ability to manage directly such investments.

If the Proposal is approved and Company’s business changes to that of an operating company, the Company would cease to be taxed as a RIC and instead would be taxed as a C-corporation. If taxed as a C-corporation for federal income tax purposes, the Company’s total net income would be subject to federal taxation at the corporate level. However, dividend income from qualifying companies would be subject to a dividends received deduction. To the extent that such income is distributed to shareholders, these distributions may also be subject to taxation at the shareholder level as ordinary income (generally, dividends) or as long-term capital gains (return of capital exceeding the shareholder’s tax basis on shares held for longer than one year) and the Company would not be entitled to a deduction for such distributions, as it is as a RIC.  In addition, if the Company ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

In addition, as a RIC, the Company is required to distribute substantially all of its income each year to shareholders.  After the Company ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to declare dividends and make distributions, if any, to shareholders will be made by the Board.  Although no determination has yet been made as to the Company’s distribution policy, in the event this Proposal is approved, it is likely that the Board will determine that all of the Company’s working capital is required for its operations and that, accordingly, no distributions should be made for the foreseeable future.  In that event, and for so long as such policy is in place, shareholders would receive no current income from their investment in the Company. Although it is noted that the Fund has not made a distribution to shareholders since 2009.

16

Implementation of the Proposal and disqualification for tax treatment as a RIC is not expected itself to constitute a taxable event for the Fund or its shareholders, but there are no plans to seek a ruling from the Internal Revenue Service or an opinion from tax counsel to such effect. The Fund expects that the implementation of the Proposal will not cause it to incur the 4% nondeductible excise tax under Code Section 4982 imposed on RICs that do not make sufficient distributions in a calendar year, but there can be no assurances regarding this excise tax.

Required Vote

Under the 1940 Act, the Company may not change its business from an investment company to an operating company without the affirmative vote of the lesser of (a) 67% of the Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against a proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THE CONVERSION PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

The Board of Directors, unanimously, recommends that shareholders of the Fund vote FOR the Conversion Proposal.

PROPOSAL 2: to Approve the [amendment and restatement] of the charter of the Company to convert all outstanding shares of stock of each class of the Fund into a single new class of common stock and to delete provisions in the charter relating to the 1940 Act.

In connection with the Conversion Proposal, the Board considered certain amendments to the charter of the Company (the “Charter”) to provide for the conversion of all outstanding shares of the Fund into a single new class of common stock of the Company and to delete provisions in the charter that relate to the Company’s operations as a mutual fund but that will not necessary or appropriate in the charter of an operating company. After careful consideration, the Board declared the [amendment and restatement] of the charter of the Company advisable. The following summary of the proposed charter amendments does not purport to be complete and is qualified in its entirety by reference to the [Articles of Amendment and Restatement] attached hereto as Exhibit B.

Summary of Proposed Charter Amendments

Conversion of Outstanding Shares. The Fund is the only currently outstanding series of the Company and is offered in four classes: Class AAA, Class A, Class C and Class I. Each class has different costs associated with buying, selling, and holding Fund shares. However, aside from the varying costs associated with each class of shares, the shareholder rights that each class of shares carries are identical. Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares held. All shares of the Fund have equal voting rights and are voted in the aggregate, and not by series or class, unless required otherwise by law. If the Amendment Proposal is approved, each outstanding share of each class of the Fund will be converted into a number of shares of a single new class of common stock of the Company having the same aggregate net asset value as the net asset value of the converted share. The Fund will cease to exist as a series of the Company and it is expected that the Company would offer only a single class of shares of common stock because, unlike a mutual fund, it will no longer be necessary for the Company to offer shares in series and classes varying by cost associated with buying, selling, and holding shares. The Board of Directors will retain the power under the Charter to classify authorized but unissued shares in one or more classes or series of shares of stock from time to time. Although the Board of Directors has no such intention at the present time, it could establish a series of preferred stock that could, depending on the terms of such series, delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for the common stock or otherwise be in the best interest of the shareholders.

As discussed below, as an operating company, shares of common stock of the Company will not be redeemable by the shareholders and the Company expects that shareholders will have limited or no liquidity in their shares for the foreseeable future.

17

Purposes and Powers. Article III of the Charter currently provides that the Company is formed to conduct and carry on the business of an investment company, among other things. The Amendment Proposal would amend Article III of the Charter to provide that the Company is formed to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

Redemption of Shares. As is customary for mutual funds, Article V, Section (7) of the Charter currently provides for the redemption of shares at the option of shareholders under certain circumstances and the redemption of shares at the option of the Company under certain circumstances and provides procedures for such redemptions. The Amendment Proposal would amend Article V to delete Section (7) in its entirety. Accordingly, shareholders will not be able to require the Company to redeem shares at net asset value and will not have liquidity in their shares, except to the extent that they can be sold on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).

Amendment of Bylaws. Article VI, Section (2)(i) of the Charter provides that the Board of Directors has the power to make, alter or repeal the Bylaws of the Company, except where such power is reserved by the Bylaws to the shareholders, and except as otherwise required by the 1940 Act. The Amendment Proposal would amend this provision to delete the reference to the requirements of the 1940 Act.

Board Determinations. Article VI, Section (3) of the Charter provides that Board determinations as to certain corporate matters are binding, but that no provision of the Charter shall be effective to require a waiver of compliance with, among other things, the 1940 Act. The Amendment Proposal would amend this provision to delete the reference to the 1940 Act.

Director and Officer Liability Limitation and Indemnification. Article VII of the Charter provides for the limitation of liability of directors and officers to the fullest extent permitted by the Maryland General Corporation Law (the “MGCL”) and that the Company shall indemnify and advance expenses to its directors and officers to the fullest extent permitted by the MGCL. As required by the 1940 Act, Article VII of the Charter also states that no provision of the Charter shall be effective to protect or purport to protect any director or officer of the Company against any liability to the Company or its security holders to which the director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director’s or officer’s office. The Amendment Proposal would amend Article VII to delete this 1940 Act limitation and the power of the Company to limit the liability of directors and officer and indemnify and advance expenses to directors and officers would thereafter be subject only to the limitations of Maryland law as described below.

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

The MGCL requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

18

Required Vote

The approval of the Amendment Proposal requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. Abstentions and broker non-votes, if any, are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against a proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THE AMENDMENT PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

The Board of Directors, unanimously, recommends that shareholders of the Fund vote FOR the Amendment Proposal.

19

ADDITIONAL INFORMATION

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name on the Record Date.

The presence in-person or by proxy of shareholders of the Fund entitled to cast at least one-third of the votes entitled to be cast shall constitute a quorum. Approval of the Conversion Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act, which means the vote, at the Special Meeting of the Fund (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding votes of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding votes of the Fund, whichever is the less. The approval of the Amendment Proposal requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. In the event that the necessary quorum to transact business is not obtained or if a quorum is present but sufficient votes to approve the Proposal are not received at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. The persons named as proxies will vote the proxies including abstentions and proxies containing broker non-votes, if any, in favor of adjournment if they determine additional solicitation is warranted and in the interests of the Fund. The chairman of the Special Meeting may also adjourn the Special Meeting without a shareholder vote.

Voting Instruction Process

Submission of Voting Instructions. Shareholders have three options for submitting voting instructions:

1.          Internet—the enclosed proxy card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s proxy card. Shareholders who cast their votes via the Internet do not need to mail their proxy card.

2.          Telephone—the enclosed proxy card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s proxy card. Shareholders who cast their votes over the telephone do not need to mail their proxy card.

3.          Mail—shareholders may cast their votes by executing the enclosed proxy card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Fund encourages shareholders to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a proxy card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Special Meeting by (1) submitting to the Fund a subsequently executed proxy, (2) delivering to the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares with respect to approval of the proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s Shares with respect to approval of the proposal. A signed proxy card or other authorization by a beneficial owner of

20

Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal will be deemed an instruction to vote such Shares in favor of the proposal.

If you hold Shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your Shares. At the Special Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s Shares should be voted on the proposal will be deemed an instruction to vote such Shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions.

If you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your Shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your Shares to be voted.

Photographic identification will be required for admission to the Special Meeting.

Current Service Providers for the Fund

Investment Adviser and Administrator

Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser and administrator to the Fund.

Distributor

G.distributors, LLC (“Distributor”), located at One Corporate Center, Rye, New York 10580-1422, serves as the Distributor of each class of the Fund’ Shares pursuant to a distribution agreement.

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to the Sub-Administration Agreement, BNY Mellon acts as the sub-administrator for the Fund (“Sub-Administrator”). The Sub-Administrator’s fee is paid by the Adviser.

Custodian and Transfer Agent

The Bank of New York Mellon (“BNYM”), One Wall Street, New York, New York 10286, is the Custodian for the Fund’s cash and securities. DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), located at 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BNYM nor DST assists in or is responsible for investment decisions involving assets of the Fund.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the Record Date, the Directors and the officers of the Fund, as a group and individually, beneficially owned less than one percent (1%) of any share class of the Fund. As of the Record Date, to the knowledge of the Fund, the following persons were known to own of record or beneficially 5% or more of the Fund’s outstanding shares:

21

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
CLASS AAA
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94105-1905	30.19%	Record	*
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	23.77%	Record	*
VICKI J SIMSER TOD HERNANDO, FL 34441-1360	6.35%	Beneficial
ROBERT J MRACEK KATHLEEN R MRACEK CALGARY ALBERTA, T2X 2A5 CANADA	5.95%	Beneficial
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	5.02%	Record	*
CLASS A
MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	24.30%	Record	*
MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE, FL 32246-6484	19.28%	Record	*
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	12.60%	Record	*
MATRIX TRUST COMPANY CUST. FBO L & H COMPANY, INC. 401 (K) PROFIT DENVER, CO 80202-3304	8.73%	Record	*
UBS WM USA ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	7.65%	Record	*
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST PETERSBURG, FL 33716-1100	6.00%	Record	*
PERSHING LLC JERSEY CITY, NJ 07399-0001	5.60%	Record	*
CLASS C

22

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST PETERSBURG, FL 33716-1100	31.98%	Record	*
MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE, FL 32246-6484	21.32%	Record	*
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	16.56%	Record	*
MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	9.64%	Record	*
UBS WM USA ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	5.82%	Record	*
PERSHING LLC JERSEY CITY, NJ 07399-0001	5.00%	Record	*
CLASS I
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	40.75%	Record	*
MERILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	27.12%	Record	*
UBS WM USA ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	25.25%	Record	*

*       Beneficial ownership is disclaimed.

Expenses and Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January [22], 2019. The solicitation is being made initially by the mailing of this Proxy Statement and the accompanying proxy. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, facsimile or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Fund and/or Gabelli Funds. Expenses of the preparation of this Proxy Statement and related materials, estimated to be $[ ], including printing and delivery costs, and other expenses related to proxy solicitation, including the tabulation of proxies and voting instructions will be borne by the Adviser or an affiliate. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

Shareholder Communications

The Directors provide for shareholders to send written communications to the Directors via regular mail. Written communications to the Directors, or to an individual Director, should be sent to the attention of the Secretary at the

23

address of the principal executive office. All such communications received by the Secretary shall be promptly forwarded to the individual Director to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Director, it will be sent to the lead independent Director for further distribution as deemed appropriate by such persons. The Directors may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposal for Subsequent Meetings

The Fund is not required to hold regular annual meetings of shareholders but will hold special meetings of shareholder when, in the judgment of the Directors, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit a proposal to be considered at a meeting of the Fund’s shareholders should send such proposal to the Fund’s Secretary at One Corporate Center, Rye, New York 10380-1422. Any such proposal must be received in a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of the report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund at the address and phone number set forth above.

Other Matters to Come Before the Special Meeting

The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their discretion in the interest of the Fund.

Please complete, sign and return the enclosed proxy card(s) or authorize a proxy to vote your Shares by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM, OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

By order of the Board of Directors of the Fund,

/s/ Andrea R. Mango

Andrea R. Mango
Secretary

January [ ], 2019

24

[Form of Proxy Card to Come]

25

Exhibit A

Annual Fund fees and expenses that will be affected if the Proposal is approved.

Class AAA	Current Fees/Expenses	Pro Forma Fees/Expenses
Management Fee	1.00%	N/A
Administration Fee	N/A
Distribution and Service (Rule 12b-1) Fees	0.25%	N/A
Other Expenses	1.73%	0.51%
• Dividend Expense and Service Fees on Securities Sold Short	0.86%

• All Additional Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.02%	N/A
Total Annual Fund Operating Expenses	3.00%	0.51%

Expense Example

Example. This example is intended to help you compare the cost of investing in the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class AAA Shares	Current expenses	Pro forma expenses
1 year	$303	52
3 years	$927	164
5 years	$1,577	285
10 years	$3,318	640

26

 You would pay the following expenses if you did not redeem your shares:

Class AAA Shares	Current expenses	Pro forma expenses
1 year	$303	52
3 years	$927	164
5 years	$1,577	285
10 years	$3,318	640

27